Offerings - Offering: 1	Jan. 06, 2026 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common stock
Amount Registered | shares	1,731,509
Proposed Maximum Offering Price per Unit | $ / shares	0.043
Maximum Aggregate Offering Price	$ 74,455
Fee Rate	0.01381%
Amount of Registration Fee	$ 10.32